UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2005

SEMCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Michigan	001-15565	38-2144267
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Third Street, Suite A, Port Huron, Michigan	48060
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  810-987-2200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement.

Director Compensation

On June 28, 2005, SEMCO Energy, Inc. (the “Company”) changed the compensation paid to non-employee members of the Board of Directors. This change was made after a full review conducted by the Compensation Committee of the Board of Directors, in an attempt to update Director compensation to reflect a current, market-based plan design that is competitive with the Company’s industry peers. All prior Director compensation plans (including per meeting fees) have been terminated or suspended as of January 1, 2005. (One Director has been permitted to continue his medical coverage under a Company-sponsored plan, with changes in that arrangement (if any) still to be determined.) All changes in Director compensation are effective retroactive to January 1, 2005. In addition to adopting a market-based, competitive plan design, these changes also are intended to (1) simplify Director compensation, and (2) ensure that the interests of Directors and the Company’s shareholders are aligned, by having a substantial portion of each Director’s total annual compensation paid in shares of the Company’s Common Stock, subject to certain vesting restrictions (“Restricted Stock”).

A summary of the Director compensation under this plan is attached hereto as Exhibit 10.1. The attached summary shows the base Restricted Stock grant to be earned by each Director in 2005.

One component of the new Director compensation plan is a base annual cash retainer of $35,000 for each Director. Members of the Audit Committee are each paid an additional annual cash retainer of $2,000. The chairpersons of the Finance and Nominating and Corporate Governance Committees are each paid an additional annual cash retainer of $7,000. The chairpersons of the Compensation Committee, Audit Committee, and Board of Directors are paid additional cash retainers of $10,000, $15,000, and $50,000, respectively. These additional annual cash retainers are intended to compensate these Directors for the additional responsibility and demands on their time associated with these assignments.

The other component of the new Director compensation plan consists of a Restricted Stock grant. For the 3-year period from 2005 to the end of 2007, each Director will receive a grant of 21,000 shares of Restricted Stock, to vest in 7,000-share increments on the first, second, and third anniversaries of the initial grant date (unless such vesting is waived or accelerated). The chairpersons of the Finance and Nominating and Corporate Governance Committees each receive an additional annual grant of 500 shares of Restricted Stock. The chairpersons of the Compensation Committee, Audit Committee, and Board of Directors receive additional annual grants of 1,000, 1,500, and 5,000 shares of Restricted Stock, respectively. These additional annual grants of Restricted Stock are intended to compensate these Directors for the additional responsibility and demands on their time associated with these assignments.

Forms of Restricted Stock agreement are attached hereto as Exhibits 10.2 and 10.3 and incorporated herein by reference.

Executive Severance Agreements

On June 29, 2005, the Company entered into revised severance agreements with 6 senior executives (George A. Schreiber, Jr., President and Chief Executive Officer, Michael V. Palmeri, Senior Vice President, Chief Financial Officer and Treasurer, Eugene N. Dubay, Senior Vice President and Chief Operating Officer, Peter F. Clark, Senior Vice President and General Counsel, Lance S. Smotherman, Vice President - Human Resources, and Mark T. Prendeville, Vice President and Deputy General Counsel). These agreements replace agreements with these executives entered into during 2004 (except for Mr. Smotherman, who had no prior severance or other agreement with the Company). The agreements are the result of a full review conducted by the Compensation Committee of the Board of Directors, in an attempt to update the severance arrangements to reflect a current, market-based plan design that is competitive with the Company’s industry peers. A primary purpose in entering into these revised agreements is, insofar as practicable, to standardize the agreements for ease of administration. Copies of these agreements are attached hereto as Exhibits 10.4-10.9, and the following summary of the material terms of the agreements is qualified in its entirety by reference to the agreements, which are incorporated herein by reference.

These agreements are intended to induce each executive to remain in his position and focused on pursuing the best interests of the Company and its shareholders and not be distracted by personal uncertainties and risks created by the prospect of a change in control, as defined in the agreements. The agreements also are intended to induce these executives to remain with the Company if they receive offers of employment from other prospective employers. The agreements have been standardized, with executive-specific terms generally set forth in exhibits to the agreements.

Under the revised agreements, which continue in effect until terminated by the parties, each executive is employed at will, and his entitlement to severance benefits (if any) depends on the facts and circumstances surrounding his termination. No severance benefits are payable if an executive is terminated for cause, if he dies or is unable to perform his essential functions for a prescribed period due to a disability, or if he terminates his employment without good reason, as those terms are defined in the agreement. Severance benefits are payable to the executive if he is terminated without cause or if he terminates his employment with good reason.

The formula for severance benefits payable upon termination of the executive without cause or with good reason and the form of payment (installments v. lump sum) differ, depending on whether a transaction constituting a change in control, as defined in the agreement, has been consummated within 24 months prior to the executive’s termination. (Under Mr. Prendeville’s agreement, severance benefits are payable to him only if a transaction constituting a change in control has been consummated within 24 months prior to his termination without cause or with good reason.) Severance benefits payable to each executive include: (1) his base salary plus target annual lump sum bonus times a multiplier, (2) continued health and welfare benefits coverage for a prescribed period, and, (3) in the case of a change in control, a payment (up to a cap) for outplacement services, a payment of a pro rata portion of the executive’s target annual lump sum bonus for the year of termination, and, except for Mr. Prendeville, a reimbursement for the payment of certain federal excise taxes and related state and federal income taxes (if any). Each executive is subject to significant post-termination obligations and restrictions for a period of 2 years following his termination.

The definition of “change in control” is unchanged from prior agreements with these executives (except Mr. Smotherman, who had no prior severance or other agreement with the Company). The Board of Directors has reserved the discretion, however, to determine that a particular transaction that does not satisfy the definition set forth in the agreements should, if consummated, nonetheless be deemed a change in control. In general and except as the Board of Directors otherwise determines in the exercise of its discretion, under these agreements, a change in control occurs when: (1) a transaction is consummated by which (A) the Company sells, exchanges, or transfers all or substantially all of its assets, or (B) the Company consolidates or merges with another corporation, with the effect that shareholders of the Company immediately prior to the consolidation or merger hold less than 51% of the combined voting power of the outstanding securities of the surviving entity ordinarily having the right to vote in the election of directors; (2) certain persons become the beneficial owners of securities representing 30% or more of the combined voting power of the then-outstanding securities of the Company ordinarily having the right to vote in the election of directors; or (3) certain persons elect their nominees to the Board of Directors and, together with any directors who are affiliates of such persons, such nominees constitute a majority of the Board of Directors.

Material changes from the prior agreements between the Company and Messrs. Schreiber, Palmeri, Dubay, Clark, and Prendeville include: (1) Mr. Schreiber is employed on an at will basis, not for a term of years (subject to termination upon notice); (2) additional service credit has been granted to each of these executives (except for Mr. Prendeville) under the Company’s supplemental executive retirement plan, if they remain with the Company for 5 years (unless vesting of this additional service credit is accelerated upon consummation of a transaction constituting a change in control); (3) each executive has consented to the Company’s imposition of reasonable Common Stock ownership guidelines (except for Mr. Prendeville, from whom no consent is required); (4) definitions of certain terms (including definitions of “cause” and “good reason”) have been standardized; (5) elements of the formulas for calculating severance benefits payable to these executives under certain circumstances (which are described in more detail above) have been standardized; (6) severance benefits payable to these executives under certain circumstances include (A) health and welfare benefits coverage for a period that matches the severance multiplier applicable in such circumstances, and (B) reimbursement for the payment of certain federal excise taxes and related state and federal income taxes (if any)(except for Mr. Prendeville); (7) the period following consummation of a transaction that constitutes a change in control, as defined in the agreements, during which each executive may be entitled to severance benefits under certain circumstances, has been standardized at 24 months; (8) attorneys’ fees provisions have been standardized, to provide that executive will be reimbursed for reasonable attorneys’ fees incurred in enforcing his rights under his agreement in a change-in-control situation (except fees associated with his pursuing claims made in bad faith or frivolous claims), and (9) each executive has agreed to execute a general release as a condition to receiving any severance benefits under his agreement.

No additional base salary has been granted or additional short- or long-term incentive plan awards have been made under the revised agreements.

Forms of grants made pursuant to the agreements with Messrs. Schreiber, Palmeri, Dubay, Clark, and Smotherman are attached hereto as Exhibits 10.10 and10.11.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2005, the Company amended and restated its bylaws in their entirety pursuant to a resolution of its Board of Directors in accordance with Article VII of the Company’s bylaws and Section 231 of the Business Corporation Act of the State of Michigan (“MBCA”). The amended and restated bylaws (the “Amended Bylaws”) became effective upon adoption by the Board of Directors.

The Amended Bylaws include certain changes to (1) better conform the provisions with the current version of the MBCA; (2) better conform to various provisions of the articles of incorporation of the Company; (3) require advance notice procedures to be followed for the nomination of directors by shareholders and the inclusion of shareholder proposals on the agenda of shareholder meetings; (4) cause the Company to become subject to Chapter 7B of the MBCA, which limits voting rights of “control shares” acquired in a control share acquisition; and (5) make various technical corrections and non-material changes. The Amended Bylaws are a result of a full review of the prior bylaws of the Company conducted by the Board of Directors, in an attempt to update the Company’s bylaws for changes in the law and common public company practice. The numbering of the Amended Bylaws does not conform to the numbering of the prior bylaws of the Company. The prior bylaws are filed as an exhibit to the Company’s Form 10-Q for the period ended June 30, 2004, and incorporated herein by reference. A copy of the Amended Bylaws is attached hereto as Exhibit 3.2 and the following summary of the material changes reflected in the Amended Bylaws is qualified in its entirety by reference to the Amended Bylaws, which are incorporated herein by reference.

The following summarizes the material changes reflected in the Amended Bylaws.

The provisions relating to the Company’s stock were amended to: (1) clarify that the issuance of uncertificated shares is permissible; (2) specify which transfers and holders of shares will be recognized by the Company; (3) modify the procedures for replacing lost stock certificates; and (4) specify the power of the Board of Directors to appoint a transfer agent.

The provisions relating to shareholders and shareholder meetings were amended to: (1) permit and provide procedures for shareholder meetings held by remote communication methods; (2) clarify the ability of the Board of Directors to postpone and reschedule a shareholder meeting once called; (3) increase the number of shares needed for shareholders to call a special meeting from a majority to two-thirds and to limit the ability of shareholders to elect directors at a special meeting; (4) conform the record date provision to the MBCA; (5) permit a shareholders meeting to be adjourned by the chairperson of the meeting; (6) expand the provisions regarding voting by proxy to conform to typical public company proxy solicitation processes; (7) require votes to be cast in writing; (8) provide flexibility as to the choice of a chairperson and secretary for a shareholder meeting; (9) expand the list of responsibilities for an inspector of election; and (10) conform the notice requirements for shareholder meetings to the MBCA. The Amended Bylaws also establish procedures for shareholders of record to submit proposals and nominees for action at a shareholder meeting if notice of the proposal or nominee and specified related information are submitted to the Company within a specified time period. For nominees or matters proposed by shareholders to be acted upon at an annual meeting, the notice and information must be submitted not less than 90 days nor more than 120 days prior to the first anniversary date of the preceding year’s annual meeting. If the date of the annual meeting is to be held significantly earlier or later than the first anniversary of the prior year’s meeting, the time for delivery of the notice and related information is adjusted accordingly. For matters or nominees proposed by shareholders to be acted upon at a special meeting, the notice and related information must be delivered to the Company not earlier than the 120th day prior to the meeting and not later than the 90th day prior to the meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting. If the number of directors to be elected at an annual meeting is increased and there is no public announcement naming all the nominees or specifying the size of the increased board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice will also be considered timely as to nominees for any new board positions if the notice is delivered to the Company no later than the tenth day following the public announcement of the increase is made by the Company.

The provisions relating to the Company’s directors were amended to: (1) clarify, consistent with prior shareholder action, that the Board of Directors has the right to determine the exact number of directors up to the limit established in the Amended Bylaws; (2) clarify how vacancies on the Board of Directors are to be filled consistent with the MBCA, (3) limit the ability of directors to call a special Board meeting to the chairperson of the Board of Directors or the chief executive officer; (4) clarify that Board meetings may be held by remote communication methods; (5) conform notice and voting requirements to the corresponding MBCA provisions; (6) give the chairperson the power to adjourn a Board meeting; (7) provide specifically for the power to delegate authority to committees of the Board of Directors consistent with the MBCA; and (8) provide, consistent with the MBCA, for action by the Board by consent without a meeting.

The provisions relating to the Company’s officers were amended to: (1) eliminate references to a specific term of office for officers; and (2) permit officers to determine compensation levels for non-executive level officers.

The provisions relating to indemnification retain the requirement in the prior bylaws to indemnify directors and officers of the Company to the fullest extent permitted by law, but have been modified to memorialize a number of procedures, requirements and permitted items set forth in the MBCA and to eliminate provisions inconsistent with the MBCA. In addition, the Amended Bylaws now include a provision intended to expand indemnification rights automatically to the extent the MBCA is modified to expand the ability of Michigan corporations to indemnify directors and officers. A provision has also been added that memorializes the right of the Board of Directors under the MBCA to obtain director and officer insurance.

The Amended Bylaws now provide that Chapter 7B of the MBCA applies to the Company’s Common Stock. Chapter 7B provides that, unless a corporation’s articles of incorporation or bylaws provide that Chapter 7B does not apply, “control shares” of a corporation acquired in a control share acquisition have no voting rights, except as granted by the stockholders of the corporation. “Control shares” are outstanding shares which, when added to shares previously owned by a stockholder, increase such stockholder’s voting power, acting alone or in a group, to exceed three separate thresholds of the outstanding shares: (1) one-fifth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of the shares entitled to vote for the election of directors. To confer voting rights, control share acquisition must be approved by the affirmative vote of a majority of the votes cast by holders of all shares entitled to vote, excluding shares owned by the acquiror and certain officers and employee directors. However, no such approval is required for gifts or other transactions not involving consideration, for a merger to which the corporation is a party or for certain other transactions described in Chapter 7B. Although control shares include, for the purpose of determining whether the thresholds have been met, shares beneficially owned by persons acting as a group, the formation of a group does not constitute a control share acquisition of shares held by members of the group. The new provision also provides, as permitted by the MBCA, that control shares meeting certain conditions may be redeemed by the Company with the approval of the Board of Directors.

Item 9.01     Financial Statements and Exhibits.

(c)     Exhibits.

3.2	Amended and Restated Bylaws (amended as of June 28, 2005)
10.1	Non-Employee Director Compensation Summary
10.2	Form of Restricted Stock Grant Agreement For Directors
10.3	Form of Restricted Stock Grant Agreement For Chairmen
10.4	Severance Agreement between the Company and George A. Schreiber, Jr. dated June 29, 2005
10.5	Severance Agreement between the Company and Michael V. Palmeri dated June 29, 2005
10.6	Severance Agreement between the Company and Eugene N. Dubay dated June 29, 2005
10.7	Severance Agreement between the Company and Peter F. Clark dated June 29, 2005
10.8	Severance Agreement between the Company and Lance S. Smotherman dated June 29, 2005
10.9	Change in Control Severance Agreement between the Company and Mark T. Prendeville dated June 29, 2005.
10.10	Form of Restricted Stock Unit Award Agreement
10.11	Form of Stock Option Agreement pursuant to executive agreements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMCO Energy, Inc.

Date: July 1, 2005	By:	/s/ Peter F. Clark

Peter F. Clark Senior Vice President and General Counsel

EXHIBIT INDEX
Form 8-K
June 28, 2005

Exhibit No.	Description
3.2	Amended and Restated Bylaws (amended as of June 28, 2005)
10.1	Non-Employee Director Compensation Summary
10.2	Form of Restricted Stock Grant Agreement For Directors
10.3	Form of Restricted Stock Grant Agreement For Chairmen
10.4	Severance Agreement between the Company and George A. Schreiber, Jr. dated June 29, 2005
10.5	Severance Agreement between the Company and Michael V. Palmeri dated June 29, 2005
10.6	Severance Agreement between the Company and Eugene N. Dubay dated June 29, 2005
10.7	Severance Agreement between the Company and Peter F. Clark dated June 29, 2005
10.8	Severance Agreement between the Company and Lance S. Smotherman dated June 29, 2005
10.9	Change in Control Severance Agreement between the Company and Mark T. Prendeville dated June 29, 2005.
10.10	Form of Restricted Stock Unit Award Agreement
10.11	Form of Stock Option Agreement pursuant to executive agreements